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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                            ---------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):   November 22, 1995
                                                  ------------------------------


                         PAIRGAIN TECHNOLOGIES, INC.
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              (Exact name of registrant as specified in charter)

          Delaware                   0-22202             33-0282809
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(State or other jurisdiction       (Commission         (IRS Employer
     of incorporation)             File Number)      Identification No.)


            14402 Franklin Avenue, Tustin, California        92680
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             (Address of principal executive offices)      (Zip Code)


Company's telephone number, including area code:   (714) 832-9922
                                                 -------------------------------


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        (Former name or former address, if changed since last report.)




                            Exhibit Index on Page 4





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ITEM 5.  OTHER EVENTS.

         PairGain Technologies, Inc. (the "Registrant") recently learned that unauthorized trading in one of its brokerage accounts had resulted in non-operating losses as described in the press release by the Registrant issued on December 1, 1995, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits:

              99.1      Press Release of the Registrant dated December 1, 1995.





                                       2.
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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            PAIRGAIN TECHNOLOGIES, INC.



Date:  December 5, 1995                     By:   /s/ CHARLES W. McBRAYER
                                                  ------------------------------
                                                  Charles W. McBrayer
                                                  Vice President, Finance and
                                                  Administration, Chief
                                                  Financial Officer (Duly
                                                  authorized officer)





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                                 EXHIBIT INDEX

                            DESCRIPTION OF DOCUMENT

                                                                          Sequentially
Exhibit                                                                     Numbered
Number                                                                        Page
-------                                                                   ------------
99.1     Press Release of the Registrant dated
                 December 1, 1995 . . . . . . . . . . . . . . . . . . .         6





                                       4.